NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I

SUPPLEMENT DATED July 17, 2001

TO PROSPECTUS dated October 1, 2000 (as revised November 1, 2000)

This supplement supercedes any previous supplements.

American General Corporation ("AGC") and American International Group, Inc. ("AIG") have entered into an agreement, dated as of May 11, 2001, pursuant to which AIG will acquire AGC (the "Transaction"). It is currently anticipated that the Transaction will close before the end of 2001 (the "Closing Date"), subject to receipt of necessary approvals. AGC is the parent corporation of The Variable Annuity Life Insurance Company ("VALIC"), which, through its division, American General Advisers, serves as the investment adviser to North American Funds Variable Product Series I (the "Fund"). As a result of the Transaction, VALIC will become a wholly owned subsidiary of AIG. Under the Investment Company Act of 1940, the change of control of an investment adviser results in the assignment of the advisory agreement and its automatic termination. In addition, for those separate series of the Fund (each, a "Series") which engage a subadviser, each subadvisory agreement provides that it terminates automatically upon the termination of the advisory agreement with VALIC. To ensure the uninterrupted provision of investment advisory and subadvisory services to the Fund following the Closing Date, the Board of Directors of the Fund took the actions described below at a meeting held on July 16-17, 2001.

  The Board approved an interim advisory agreement and a new investment advisory agreement between the Fund, on behalf of each Series, and VALIC. The interim advisory agreement will cover the period from the Closing Date through the date of shareholder approval, when the new investment advisory agreement will take effect. The new investment advisory agreement is the same in all material respects as the current investment advisory agreement, including the fees charged. The new investment advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001 (the "Shareholders' Meeting").

  The Board approved new subadvisory agreements with each of the current subadvisers to the Series. The terms of each new subadvisory agreement are the same in all material respects as the current corresponding subadvisory agreement. With respect to the Series subadvised by American General Investment Management, L.P. ("AGIM"), an affiliate of VALIC, the Board acknowledged that AGIM may be reorganized after the Closing Date with another affiliate. To accommodate this possibility, the Board approved a new subadvisory agreement with AGIM or its affiliate. The Board has the authority pursuant to an exemptive order granted by the Securities and Exchange Commission to approve the new subadvisory agreements as to certain Series without a shareholder vote. The new subadvisory agreements in respect of those Series as to which the Board does not have such authority will be submitted for shareholder approval at the Shareholders' Meeting.

  With respect to the North American-AG Growth & Income Fund (the "Growth & Income Fund"), the Board also approved a new subadvisory agreement between VALIC and SunAmerica Asset Management Corp. ("SAAMCo"), to take effect as of January 1, 2002, subject to shareholder approval. SAAMCo is a wholly owned subsidiary of AIG and will be an affiliate of VALIC as of the Closing Date. The subadvisory fees payable to SAAMCo will be borne by VALIC and not the Series, and will not result in increased costs to shareholders of the Series. The Board also approved changes to certain fundamental policies applicable to the Growth & Income Fund. The new subadvisory agreement with SAAMCo as well as the proposed changes to fundamental policies will be submitted for approval by shareholders of the Growth & Income Fund at the Shareholders' Meeting.

  With respect to North American-Founders Large Cap Growth Fund (the "Large Cap Growth Fund"), the Board approved the termination of the subadvisory agreement with Founders Asset Management LLC ("Founders"), as of the close of business on December 31, 2001, and a new subadvisory agreement with SAAMCo to take effect as of January 1, 2002, subject to shareholder approval at the Shareholders' Meeting. The subadvisory fees payable to SAAMCo will be borne by VALIC and not the Large Cap Growth Fund, and will not result in increased costs to shareholders.

VA 9017 AGL4-C

VA 9017 AGL7-C

VA9017 MMF-B

VA9017 AGA-C

VA9017 OMM-B